Russell Investment Discipline ETFs

RUSSELL EXCHANGE TRADED FUNDS TRUST

Supplement dated October 11, 2012 to

PROSPECTUS DATED July 27, 2012

And

STATEMENT OF ADDITIONAL INFORMATION DATED July 27, 2012,

As Supplemented Through August 20, 2012

On August 16, 2012, the Board of Trustees of Russell Exchange Traded Funds Trust (the “Trust”), authorized an orderly liquidation of Russell Aggressive Growth ETF, Russell Consistent Growth ETF, Russell Growth at a Reasonable Price ETF, Russell Contrarian ETF, Russell Equity Income ETF, Russell Low P/E ETF, Russell Small & Mid Cap Defensive Value ETF, Russell Small Cap Defensive Value ETF, Russell Small Cap Aggressive Growth ETF, Russell Small Cap Consistent Growth ETF, Russell Small Cap Low P/E ETF and Russell Small Cap Contrarian ETF, each a series of the Trust (collectively, the “Funds”). The Funds’ Board of Trustees determined that closing and liquidating each Fund was in the best interests of the Fund and its shareholders.

On Friday, October 5, 2012, the earlier than anticipated closure of Russell Low P/E ETF was announced as the result of the in-kind redemption of all outstanding shares of the Russell Low P/E ETF. In the settlement process, it was discovered that the redemption request did not include all outstanding shares, but due to the timing of this discovery, this trade was not able to be rejected. In anticipation of the final redemption of shares, October 4 was the last day the Russell Low P/E ETF traded on NYSE Arca. The Russell Low P/E ETF is closed and trading will not resume on the exchange. Trading is available on an over-the-counter basis until October 12, 2012. Shortly thereafter, Shareholders holding shares that were not delivered as part of the in-kind redemption will receive cash for their shares as part of the completion of the trade settlement process. Shareholders should contact their broker-dealer or financial advisor for additional information.

On Friday, October 5, 2012, the earlier than anticipated closure of Russell Small Cap Contrarian ETF was announced as the result of the in-kind redemption of all outstanding shares of the Russell Small Cap Contrarian ETF. It was discovered prior to the start of the settlement process that this redemption request did not include all outstanding shares and the redemption request was rejected. In anticipation of the final redemption of shares, October 5 was the last day the Russell Small Cap Contrarian ETF traded on NASDAQ. Trading will not resume on the exchange but is available on an over-the-counter basis thru October 16, 2012. On October 16, 2012, Russell Small Cap Contrarian ETF will commence the process of liquidating its assets and, consequently, will not be pursuing its investment objective. Full liquidation of the Russell Small Cap Contrarian ETF is intended to be completed by October 24, 2012. During the liquidation period between October 16 and October 24, 2012, the Russell Small Cap Contrarian ETF will not carry on any business, except for the purposes of winding down its affairs and distributing investment income, capital gains and assets to shareholders. At the end of this process, Shareholders will receive cash equal to the amount of the net asset value of their Russell Small Cap Contrarian ETF shares, which will include any capital gains and dividends, deposited into the cash portion of their brokerage accounts. Shareholders should contact their broker-dealer or financial advisor for additional information.

The remaining Funds were closed to new investment on October 9, 2012. On October 16, 2012, the Funds will begin the process of closing down and liquidating their portfolios (the “Liquidating Period”). During the Liquidating Period, the Funds will no longer pursue their investment objectives and strategies. Accordingly, during the Liquidating Period, a Fund’s holdings will deviate from the securities included in its underlying index and the Fund will sell all its assets and hold only cash. As a result, during the Liquidating Period, a Fund will no longer track its index.

The last day of trading for the remaining Funds will be October 16, 2012. The effective date of each Fund’s liquidation will be on or before October 24, 2012 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Remaining Shareholders will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

Shareholders of the remaining Funds may sell their holdings prior to October 17, 2012, incurring a transaction fee from their broker-dealer.

Shareholders can call 1-888-775-3837 for additional information.

The information on page 1 of the Statement of Additional Information under “Important Information About The Funds’ Liquidation” with respect to the Russell Investment Discipline ETFs is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

80-44-042